Exhibit 10.8



                     LOAN AND SECURITIES PURCHASE AGREEMENT


                  THIS LOAN AND SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of September __, 1996 and is made by and between LIFE CRITICAL CARE CORPORATION, a Delaware corporation (the "Company"), and the person whose name appears on the signature page hereof (the "Purchaser").



                                    RECITALS

                  WHEREAS, the Company intends simultaneously to close on (i) the acquisition (the "Acquisitions") of certain assets or all of the outstanding capital stock of four (4) companies which provide home health care products and services in the northern Midwest region pursuant to the terms of Asset Purchase Agreements and Stock Purchase Agreements by and between the Company and such companies or their stockholders, as applicable, and (ii) an initial public offering by the Company of certain of its common stock (the "IPO");

                  WHEREAS, the Company desires to borrow from the Purchaser and the Purchaser desires to lend to the Company the amount set forth on the signature page hereof (the "Principal Amount") pursuant to the terms and limitations set forth in this Agreement;

                  WHEREAS, a condition precedent to the Loan, as hereinafter defined, which the Company acknowledges will provide a direct benefit to it, is the sale by the Company to the Purchaser of that number of shares of the voting common stock of the Company (the "Stock") set forth on the signature page hereof; and

                  WHEREAS, the Principal Amount will be allocated ten cents per share to the Stock and the balance to the Note.

                  NOW, THEREFORE, for consideration, the adequacy and sufficiency of which is hereby acknowledged by the parties hereto, and in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

                                    ARTICLE I

                           ISSUANCE OF NOTES AND STOCK

                  SECTION 1.01 Issuance of Notes and Stock.

                  (a) Subject to the terms and conditions set forth herein and in the Note, as hereinafter defined, the Company shall borrow from the Purchaser and the Purchaser shall lend to the Company, on the Closing Date (as hereinafter defined), the Principal Amount to be evidenced by the issuance by the Company to the Purchaser of a subordinated promissory note (a "Note") in the form of Exhibit A hereto (the "Loan"). On the Closing Date and in consideration for the Loan, the Company shall become obligated to issue to the Purchaser the Stock.

                  (b) Payment of the Principal Amount will be made by the Purchaser by certified or cashier's check or by wire transfer.

                  SECTION 1.02 Closing. The closing (the "Closing") of the Loan and the issuance of the Note shall take place at the offices of The Morgenthau Group, Inc., 3333 W. Commercial Boulevard, Ft. Lauderdale, Florida 33309 at 10:00 a.m., Ft. Lauderdale time, as of the date of this Agreement (such date and time of closing being herein called the "Closing Date"). The Stock shall be issued promptly to the Purchaser by the Company.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company hereby represents and warrants to the Purchaser as follows:

                  SECTION 2.01 Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated and organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified as a foreign corporation in each other jurisdiction, if any, in which the nature of business transacted by it or the character of the properties owned or leased by it makes such licensing or qualification necessary, except where the failure to so qualify would not have a material adverse effect (a "Material Adverse Effect") upon the financial condition or operations of the Company. The Company has full power and authority (corporate and other) to own and hold its properties and to conduct its businesses as currently conducted. The Company has the corporate power and authority to execute, deliver and perform this Agreement. The Company has the corporate power and authority to issue and deliver the Note and the Stock, and to execute, deliver and perform any other document required pursuant to this Agreement.

                  SECTION 2.02  Authorization of Agreement, Etc.

                  (a) The execution, delivery and performance by the Company of this Agreement, and the issuance and delivery of the Note and of the Stock by the Company, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the charter or by-laws of the Company, or any provision of any indenture, agreement or other instrument to which the Company is a party or by which the Company or any of its properties or assets are bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the company other than as permitted and contemplated by this Agreement.

                  (b) The Note having been duly authorized and, when issued and delivered in accordance with this Agreement, will be a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to general equity principles and to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally. The Stock will be validly issued, fully paid and nonassessable shares of the Stock of the Company.

                  SECTION 2.03 Validity. This Agreement has been duly executed and delivered by the Company, and (assuming the due authorization, execution and delivery by the Purchaser) constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to general equity principles and to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally. Each other document executed in connection with this Agreement or the transactions contemplated hereby by the Company, including, but not limited to, the Note and the Stock (collectively, the "Loan Documents") constitute the valid, legal and binding obligation of the Company and are enforceable in accordance with their respective terms, subject to general equity principles and to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

                  SECTION 2.04 Governmental Approvals. No registration or filing with, or consent or approval of, or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance of this Agreement or the issuance, sale and delivery of the Note or the Stock.

                  SECTION 2.05 Offering of Stock. Neither the Company nor, to the knowledge of the Company, any person or entity authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Stock has offered the Stock for sale to, or solicited any offers to buy the Stock from, or otherwise approached or negotiated with respect thereto with, any person or persons other than the Purchaser and certain other purchasers of similar notes and stock under circumstances that have involved the use of any form of general advertising or solicitation as such terms are used in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and neither the Company nor, to the knowledge of the Company, any person acting on its behalf has taken any action (including, without limitation, any offer, issuance or sale of any security of the Company, whether to a subsequent investor or otherwise, under circumstances which might require the integration of such security with the offering of the Stock under the Securities Act or the rules and regulations of the Securities and Exchange Commission [the "Commission"] thereunder) in a manner which would make the exemptions afforded by the Securities Act unavailable for the offering, issuance or sale of the Stock.

                  SECTION 2.06 Compliance With Law. The Company is not in default under any order of any court, governmental authority, arbitration board or tribunal to which it is subject, or in violation of any laws, ordinances, governmental rules or regulations, the violation of which would have a Material Adverse Effect.

                  SECTION 2.07 Litigation. There are no proceedings against the Company, its officers or directors pending or, so far as is known by the Company, threatened before any court or administrative agency which, if adversely decided, would have a Material Adverse Effect.

                  SECTION  2.08 No   Conflicting   Agreements.   There  are  no
provisions of the Company's certificate of incorporation and by-laws and no provisions of any existing mortgage, deed of trust, indenture, lease, or other material agreement binding the Company or affecting its properties which would conflict with or in any way prevent the execution, delivery, or carrying out of terms of this Agreement, the Note or the other Loan Documents.

                  SECTION 2.09 Financial Condition. The Company has delivered to the Purchaser copies of its most recent unaudited financial statements. Except as disclosed to the Purchaser in writing, there has been no material adverse change in the financial condition of the Company or the results of the operations thereof since the date of such financial statement as stated above.

                                   ARTICLE III

                                    COVENANTS

                  Until the payment in full of the Note:

                  SECTION 3.01 Certificate of No Default. At the Purchaser's request, the Company shall provide the Purchaser with a quarterly certificate of the President of the Company stating that no default has occurred during the immediately concluded calendar quarter under this Agreement or under any of the other Loan documents, or describing the nature of any default hereunder or thereunder.

                  SECTION 3.02 Commission Filings. Within thirty (30) days after filing, at the request of the Purchaser, the Company shall provide the Purchaser with a copy of all material reports or other documents filed by the Company with the Commission.

                  SECTION 3.03 Compliance With Laws. The Company will use its best efforts to at all times comply in all material respects with all applicable federal, state, and local laws, rules, and regulations, and orders of any court or other governmental authority having jurisdiction.

                  SECTION 3.04 Maintain Existence. The Company will at all times maintain in full force and effect its corporate existence, rights, privileges, and franchises and qualify and remain qualified in all jurisdictions where qualification is required.


                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                  SECTION 4.01 Authorization. The Purchaser has the power and authority to execute and deliver this Agreement. All action on the part of the Purchaser necessary for the authorization, execution, delivery and performance of all obligations of the Purchaser under this Agreement have been taken. This Agreement, when executed and delivered by the Purchaser (assuming the due authorization, execution and delivery by the Company) shall constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to general equity principles and to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

                  SECTION 4.02 Investment Representations. The Purchaser represents and warrants to the Company:

                  (a) the Note and the Stock (collectively, the "Investor Interest") to be acquired by it pursuant to this Agreement are being acquired for its own account and not with a view toward the distribution or resale of the Investor Interest or any part thereof in any transaction which would be in violation of the securities laws of the United States of America or any State, without prejudice, however, to its rights at all times to sell or otherwise dispose of all or any part of the Investor Interest to an affiliate or any person pursuant to a registration statement under the Securities Act and any comparable State act or under an exemption from such registration available under the Securities Act and any comparable State act; provided that such transfers to affiliates, when taken as a whole, will not be integrated so as to invalidate the exemption from registration under the Securities Act or any comparable state act pursuant to which the Investor Interest is being issued by the Company. It has been advised that the Investor Interest has not been registered under the Securities Act or the securities laws of any State, on the grounds that no distribution or public offering of the Investor Interest is presently contemplated by it.

                  (b) it is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act, and has indicated with an "x" which of the following categories applies to the Purchaser:

         _______ an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Note and the Stock, with total assets in excess of $5,000,000.

         _______ a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase, exceeds $1,000,000.

         _______ a natural person who had an individual income in excess of $200,000 in each of the most recent two years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

         _______ a trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Note and the Stock, whose purchase is directed by a sophisticated person.

         _______ an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary which is a savings and loan association, if the employee benefit plan has total assets in excess of $5,000,000 or if the plan is a self-directed plan, with investment decisions made solely by persons that are accredited investors.

         _______ an entity in which each of the equity owners falls within one or more of the foregoing categories.

                  (c) by reason of its business and financial experience, and the business and financial experience of those persons retained by it to advise it with respect to the Investor Interest, it, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment, and it is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

                  (d) prior to making a decision to enter into this Agreement and acquire the Investor Interest, it has been provided the opportunity to ask questions of, and receive answers from the executive officers of the Company concerning the Company, and to obtain from the Company any information requested from the Company. On the basis of the foregoing, and on the representations of the Company contained in this Agreement and the representations contained in the other Loan Documents, it acknowledges that it possesses sufficient information to understand the merits and risks associated with an investment in the Investor Interest.

                  (e) it is not currently, and has not been within the last 12 months, an NASD member or affiliated with any NASD member.

                  SECTION 4.03 Acknowledgments.   The Purchaser acknowledges and
understands that:

                  (a) No Federal or state agency has made any finding or determination as to the fairness of the offering of the Note and Stock for public or private investment, or any recommendation or endorsement of the Note or the Stock.

                  (b) The Note and the Stock have not been registered under the Securities Act and may not be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser agrees that a legend to the foregoing effect may be placed on any and all of the Notes and certificates for the Stock.

                  (c) The  Company  is  relying   upon  the   accuracy  of  the
Purchaser's information provided to the Company, including the Purchaser's state of residence on the signature page hereof.

                  (d) A commission will be payable by the Company to Morgenthau & Associates, Inc. in an amount equal to 8% of the Principal Amount.

                  (e) There is no assurance that the Company's IPO will occur.

                  SECTION 4.04 Reliance on Information. The Purchaser acknowledges that it has relied upon the information provided by the executive officers of the Company and upon the representations of the Company contained herein and the representations of such entity contained in the other Loan Documents.

                  SECTION 4.05 Lock-Up Agreement. The Purchaser agrees to enter into a lock-up agreement covering the Stock purchased hereunder not to exceed 12 months from the Effective Date (i.e., the effective date of the Company's proposed IPO) as required by the Company's underwriter for its proposed IPO.


                                    ARTICLE V

                                     DEFAULT



                  SECTION 5.01 Events of Default. A default (an "Event of Default") occurs if:

                  (a) The Company fails to make any payment of principal, interest or other amounts required by the Note or any other obligation in any of the Loan Documents which relate to a monetary payment within sixty (60) days of when the same becomes due and payable;

                  (b) The Company fails to comply with or perform in any material respect any of the covenants or obligations contained in this Agreement or any other Loan Document, or there occurs a default or Event of Default under any of the other Loan Documents, or under any other loan documents, and such failure continues for sixty (60) days after written notice from the Purchaser to the Company; or

                  (c) The Company, pursuant to or within the meaning of any bankruptcy law: (1) becomes insolvent, (2) fails generally to pay its debts as they become due, (3) admits in writing its inability to pay debts generally as they become due, (4) commences a voluntary case or proceeding, (5) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding, (6) consents to the appointment of a custodian for it or for all or substantially all of its properties, (7) consents to or acquiesces in the institution of bankruptcy or insolvency against it, (8) applies for, consents to or acquiesces in the appointment of or taking possession by a custodian of it or for any part of its properties, (9) makes a general assignment for the benefit of its creditors, or (10) adopts any board or committee resolution (or otherwise) that authorizes action to approve any of the foregoing.


                                   ARTICLE VI

                                  MISCELLANEOUS

                  SECTION 6.01 Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, and will actively resist any attempts by any other party on their behalf to insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from making any payment on the Note, or which may affect the covenants or the performance of this Agreement or any agreement contemplated hereby; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefits or advantages of any such law and covenant that it will not hinder, delay or impede the execution of any power herein granted to the Purchaser, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION  6.02  Survival  of  Agreements.   All  covenants  and
agreements made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Note and Stock pursuant hereto. All statements contained in any certificate or other instrument delivered by the Company hereunder shall be deemed to constitute representations and warranties made by the Company.

                  SECTION 6.03 Brokerage. Morgenthau & Associates, Inc. has been retained by the Company and the Company is solely responsible for any payments to it. No other broker or finder has acted on behalf of the Company in connection with this Agreement or the transactions contemplated hereby, and the Purchaser has made no agreement to pay any agent, finder, broker or any other representative, any fee or commission in the nature of a finder's or originator's fee arising out of or in connection with the subject matter of this Agreement. Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby except as set forth hereinabove, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

                  SECTION 6.04 Recitals. The Recitals contained herein are specifically incorporated herein by reference and made a part hereof.

                  SECTION 6.05 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first class registered or certified mail or by Federal Express or other reliable courier service, postage prepaid, in either case addressed as follows:

                  (a)      if to the Company at

                           Life Critical Care Corporation
                           3333 W. Commercial Boulevard
                           Suite 203
                           Ft. Lauderdale, Florida   33309
                           Attn.:  Thomas H. White, President

                           with a copy to:

                           George S. Lawler, Esquire
                           Whiteford, Taylor & Preston L.L.P.
                           400 Court Towers
                           210 West Pennsylvania Avenue
                           Towson, Maryland  21204-4515

                  (b) if to the Purchaser at the Purchaser's address on the signature page hereof or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others. Any such communication shall be deemed given when delivered personally against written receipt or if mailed, upon the earlier to occur of the date of actual receipt or 48 hours after the date of mailing to the address indicated.

                  SECTION 6.06 Change, etc. Neither this Agreement nor any term, condition, representation, warranty, covenant, or agreement hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing by the party against whom such change, waiver, discharge or termination is sought.

                  SECTION 6.07 Terms Binding. All of the terms, conditions, stipulations, warranties, representations, and covenants of this Agreement shall apply to and be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective heirs, personal representatives, successors and assigns.

                  SECTION 6.08 Gender, etc. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders.

                  SECTION 6.09 Headings. The section and subsection headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

                  SECTION 6.10 Governing Law. This Agreement and all transactions contemplated hereby, including without limitation, the Note and Stock, shall be deemed to be made under, and shall be governed by, the internal laws of the State of Maryland, without regard to the conflicts of law principles of such State.

                  SECTION 6.11 Consent to Jurisdiction; Service of Process. Each party hereto agrees and consents that any action or proceeding arising out of or brought to enforce the provisions of this Agreement may be brought in any appropriate court in the State of Maryland or in any other court having jurisdiction over the subject matter.

                  SECTION  6.12  Waiver of Jury  Trial.  The  Purchaser  and the
Company each waive all right to a trial by jury in any suit, action, or proceeding under, arising out of, or relating to this Agreement, any of the Loan Documents or any transactions contemplated thereby.

                  SECTION 6.13 Further Assurances and Corrective Instruments. The parties hereto agree that they will, from time to time, execute and deliver, or cause to be executed and delivered, such supplements hereto and such further instruments as may reasonably be required for carrying out the intention of the parties to, or facilitating the performance of, this Agreement.

                  SECTION 6.14 Illegality. If fulfillment of any provision hereof or any transaction related hereto or to the other Loan Documents at the time performance of such provisions shall be due shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect; provided, however, that, if any such provision pertains to the repayment of the Company's obligations hereunder, the occurrence of any such invalidity shall constitute an Event of Default.

                  SECTION 6.15 Entire Agreement. This Agreement and the other Loan Documents constitute the entire agreement of the parties with respect to the subject matter thereof; the Loan Documents may not be modified or amended except in writing.

                  SECTION 6.16 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  SECTION 6.17 Indemnification by Purchaser The Purchaser shall indemnify, hold harmless, and defend the Company and its officers, directors, affiliates, agents and employees with respect to any and all loss, damage, expense, claim, action or liability incurred or to which any of the same may be subject as a result of the breach or untruth of any of the representations and warranties of the Purchaser contained in this Agreement.


                                   ARTICLE VII

                               REGISTRATION RIGHTS

                  SECTION 7.1 Piggy-Back Registration.

                           7.1.1.   Purchaser's Option.

                                    7.1.1.1.  Following  the initial  public
offering by the Company of any of its securities and until the second anniversary of the date of this Agreement, if the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account of any class of security of the Company then the Company shall in each case give written notice of such proposed filing to the Purchaser at least thirty (30) days before the anticipated filing date, and such notice shall offer the Purchaser the opportunity to include in such registration statement such number of Registrable Securities (i.e., capital stock of the Company purchased by the Purchaser hereunder and owned by the Purchaser) as the Purchaser may request. The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Purchaser to include such securities in such offering on the same terms and conditions as the securities of the Company included therein.

                                    7.1.1.2.   Notwithstanding  the  foregoing,
if the managing underwriter or underwriters of such proposed underwritten offering determine in good faith that the total amount of securities which the Purchaser, the Company and any other persons or entities intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering (including, without limitation, by a significant and adverse decrease in the proposed offering price) then the amount of securities to be offered shall be reduced pro rata with other sellers in the offering to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters.

                                    7.1.1.3 In the event the  Purchaser  elects
to include Registrable Securities in a registration under this Section 7.1, the Company need not include Registrable Securities in the registration statement in response to the Purchaser's request if the Company can find a purchaser, upon terms and conditions acceptable to the Purchaser, for the aggregate principal amount of the Registrable Securities proposed by the Purchaser to be registered; if the purchase and sale of the Registrable Securities proposed by the Purchaser to be registered is not completed within sixty (60) days, the Company shall not be relieved of its obligations under this Section 7.1.

                           7.1.2.   Payment  of  Registration  Expenses.  The
Company will pay all Registration Expenses in connection with any registration described in this Section 7.1 except for the Purchaser's pro rata share of any underwriter's discount for any registration in which the Purchaser participates.

                           7.1.3.   Exception  from  Registration.
Notwithstanding the provisions of this Section 7.1, the Company shall have no obligation to include any Registrable Securities in any registration filed by the Company if the registration form to be used by the Company pursuant to the Securities Act is Form S-8 or another form which cannot be used for the public sale of Registrable Securities.

                           7.1.4.   Availability  of Rule 144.  Notwithstanding
anything contained herein to the contrary, the registration rights set forth in this Section 7.1 shall not be available to any Registrable Securities that are freely transferable pursuant to Rule 144(k) of the SEC under the Securities Act.

                  SECTION 7.2  Registration Procedures.

                           7.2.1.   Registration.   Whenever   the   Purchaser
requests   that  any   Registrable Securities be registered pursuant to Section
7.1 of this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable.

                           7.2.2.   Information.   For  the  purposes  of
effecting   the   registration   of  the Registrable  Securities of the
Purchaser pursuant to Section 7.1 hereof, and for the purposes of effectuating a public offering of its securities, the Company may require the Purchaser to furnish to the Company such information regarding the Purchaser, the Registrable Securities held by the Purchaser and the proposed distribution of such Securities as may be required to be disclosed in a registration statement by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws, or as may be required to effect the registration of the Registrable Securities held by the Purchaser.

                  SECTION 7.3 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with blue sky qualifications of the Registrable Securities, rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered and fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained in connection with such registration, fees and expenses of other Persons retained by the Company, fees and expenses of the Purchaser incurred in connection with each registration hereunder (but not including any underwriting discounts or commissions attributable to the sale of the Purchaser's Registrable Securities) and any out-of-pocket expenses of the Purchaser, specifically including the fees of one counsel for all selling stockholders other than the Company in such registration (all such expenses being herein called "Registration Expenses"), will be borne by the Company.

                  SECTION 7.4 Indemnification.

                           7.4.1.   Indemnification.

                                    7.4.1.1.  The Company agrees to indemnify,
to the fullest extent permitted by law, the Purchaser, each of their partners and officers, and each Person who controls the Purchaser (within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended -- the "Securities Exchange Act") and any investment advisor thereof or agent therefor against all losses, claims, damages, liabilities and expenses to which any such Person may become subject under the Securities Act, the Securities Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arose out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein no misleading, except insofar as the same are caused by or contained in any information with respect to the Purchaser furnished in writing to the Company by or on behalf of the Purchaser expressly for use therein or by the Purchaser's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Purchaser with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act or the Securities Exchange Act) to the same extent as provided above with respect to the indemnification of the Purchaser.

                                    7.4.1.2.  The Purchaser  agrees to
indemnify, to the fullest extent permitted by law, the Company and each of its officers and directors who have signed the registration statement, each Person who controls the Company (within the meaning of the Securities Act or the Securities Exchange Act), the other selling stockholders selling under such registration and any agent therefor, against all losses, claims, damages, liabilities and expenses (or actions in respect thereof) that arose out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading insofar as the same are caused by or contained in any information with respect to such Purchaser furnished to the Company by or on behalf of such Purchaser expressly for use therein or by the Purchaser's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to a prospective purchaser after the Company has furnished such Purchaser with a sufficient number of copies of the same; provided, however, that the obligation of the Purchaser hereunder shall be limited to an amount equal to the net proceeds received by the Purchaser pursuant to the sale of Registrable Securities as contemplated herein. In connection with an underwritten offering, the Purchaser shall be limited to an amount equal to the net proceeds received by the Purchaser pursuant to the sale of Registrable Securities as contemplated herein. In connection with an underwritten offering, the Purchaser will indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of the Securities Act or the Securities Exchange Act) to the same extent as provided above with respect to indemnification of the Company.

                  7.4.2.   Conduct of Indemnification Proceedings.

                           7.4.2.1.   In  case  any  action  shall  be  brought
against any Person entitled to indemnification hereunder (an "Indemnified Person"), the Indemnified Person shall promptly notify the Person from whom indemnification is sought (the "Indemnifying Person"), in writing, and the Indemnifying Person shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Person and the payment of all expenses. The Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but, the fees and expenses of any such counsel shall be paid by the Indemnifying Person only if (i) the Indemnifying Person shall fail to assume the defense of such action as provided herein, (ii) the Indemnified Person reasonably shall have concluded that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying person or other Persons represented by counsel employed by the Indemnifying Person or (iii) the Indemnified Person reasonably shall have concluded that a conflict of interest exists between the Indemnifying Person and the Indemnified Person with respect to the action. The Indemnifying Person shall not be liable for any settlement of any such action effected without its consent, but if settled with the consent of the Indemnifying Person or if there be a final judgment for the plaintiff in any such action, the Indemnifying Person agrees to indemnify and hold harmless the Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

                           7.4.2.2.  This  Section  and  all of the
indemnification provisions contained herein shall survive termination of this Agreement and shall remain operative and in full force and effect notwithstanding any such termination.

                  SECTION 7.5 Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Securities Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Securities Exchange Act and the rules and regulations adopted by the Commission thereunder. Upon the request of the Purchaser, the Company will deliver to the Purchaser a written statement as to whether it has complied with such requirements. The Company will take such further action as the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission.

                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Agreement   to  be   executed   on  their   behalf  by  their  duly   authorized
representatives, as of the day and year first above written.



WITNESS:                                    LIFE CRITICAL CARE CORPORATION


_____________________________               By:__________________________(SEAL)
                                               Thomas H. White, President

                                                       -  COMPANY  -

WITNESS:


_____________________________               _____________________________(SEAL)


                                                       -  PURCHASER  -



                                          Purchaser's Address (Section 6.05(b)):
Principal Amount of Note:  $_____________             __________________________

Number of Shares of Stock:  _____________ shares*     __________________________

*  i.e.,  5,000 shares for each $50,000 Principal Amount of Note.

                                    EXHIBIT A
No.  ___
August __, 1996                                   Principal Amount:  $__________


                                   REGISTERED
                                SUBORDINATED NOTE
                         LIFE CRITICAL CARE CORPORATION

         PAYMENT ON THE PRINCIPAL OF AND INTEREST ON THIS NOTE IS REQUIRED TO BE MADE DIRECTLY TO THE REGISTERED HOLDER HEREOF WITHOUT NOTATION HEREON. IT CANNOT BE DETERMINED FROM THE FACE OF THIS NOTE WHETHER ALL OR ANY PART OF THE PRINCIPAL OF OR INTEREST ON THIS NOTE HAS BEEN PAID.

         LIFE CRITICAL CARE CORPORATION (the "Company"), a Delaware corporation, for value received, promises to pay to the registered holder of this note (the "Holder") by June 30, 1997 (or earlier as herein referred to), the principal amount of ______________________________ ($_______) and interest as set forth herein.

         The interest hereon shall be payable at the annual rate of Twelve Percent (12%) per annum (the "Rate") for each day from the date of this note until the date the principal amount of this note is paid in full.
Interest hereunder shall accrue and shall be due on June 30, 1997.

         The  total  outstanding  principal,   together  with  accrued  interest
thereon, shall be payable on June 30, 1997.

         Principal of and interest on this note shall be paid to the registered Holder hereof by check mailed by the Company to the address of the Holder as it appears on the Note Register and at the end of this note without the necessity of surrendering or presenting this note, and all such payments shall fully discharge the obligation of the Company hereunder to the extent made. The Company and the Holder hereof may make provision for the payment of principal and interest by such other method as may be mutually agreed upon in writing.

         At the option of the Company and upon notice to the Holder at its address as it appears on the Note Register and at the end of this note, except as otherwise provided herein, this note may be redeemed by the Company in part or in whole, less any partial payments previously made by the Company, if any, at any time or from time to time. In the event the Company redeems only part of the note, any amount paid to the Holder shall be applied, first, to accrued but unpaid interest, and second, the then outstanding principal amount. In the event the Company redeems the entire note, the redemption price shall be equal to the outstanding principal of the note plus accrued and unpaid interest to the date of the redemption. Except for a redemption in connection with an initial public offering by the Company as to which this redemption notice is hereby waived, any such redemption shall be made upon at least ten (10) days' but not more than sixty (60) days' prior notice to the Holder at the address of the Holder as it appears on the Note Register and at the end of this note. On the date designated for redemption of the whole note, the note so called for redemption shall become and be due and payable at the above redemption price, the interest on such notes shall cease to accrue, and the Holder hereof shall have no rights in respect of this note except to receive payment of the redemption price hereof. The Company shall be obligated to redeem this Note within three (3) days after closing on an initial public offering by the Company of any of its securities.

         This note shall be registered by the Company upon the initial delivery hereof, in the name of the initial purchaser, by endorsement in the space provided at the end hereof and on the books to be kept for that purpose by the Company and, thereafter, this note shall be transferable only by successive endorsements to successive registered holders. Payment of this note and the interest hereon shall be made only to the registered Holder hereof on the date such payment is due. The Company may deem and treat the person in whose name this note is registered as the absolute owner hereof for all purposes and the Company shall not be affected by any notice to the contrary.

         The rights of the Holder to the principal sum or any sum or part thereof, and the interest due thereon, are and shall remain subject and subordinate to (a) the prior payment of any and all other indebtedness (including the principal of and interest on any such indebtedness) constituting existing or future obligations of the Company for money borrowed from any bank, trust company, insurance company, or other institutional lender and (b) the claims of all secured trade and contract creditors of the Company; and upon dissolution or liquidation of the Company no payment shall be due or payable upon this note until all of the obligations described in this paragraph shall have been paid in full. The Holder hereby agrees (i) to amend this section of the note if required to do so by any third-party lender to the Company and (ii) to execute any and all documents necessary to accomplish such an amendment.

         No covenant or agreement contained in this note shall be deemed to be a covenant or agreement of any past, present or future incorporator, officer, director or shareholder of the Company or of any predecessor or successor corporation in his or her individual capacity and no incorporator, officer, director or shareholder of the Company shall be liable personally on this note or be subject to any personal liability or accountability by reason of the issuance of this note, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly released.

         The Company hereby stipulates and warrants that the loan evidenced hereby is a commercial loan and that all of the proceeds of such loan will be used solely to acquire or carry on a business or commercial enterprise.

         IN WITNESS WHEREOF, the corporate seal of the Company is hereto affixed and these presents duly signed by the duly authorized officers of the Company as of the day and year first above written.

ATTEST:                             LIFE CRITICAL CARE CORPORATION


________________________________    By: ______________________________(SEAL)
         , (Assistant) Secretary        Thomas H. White, President


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE (FEDERAL) SECURITIES ACT OF 1933 OR APPLICABLE SECURITIES ACT OF ANY STATE BUT HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION CONTAINED IN SAID ACTS. NO SALE, OFFER TO SELL OR OTHER TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE UNLESS A REGISTRATION STATEMENT UNDER SAID ACTS IS IN EFFECT WITH RESPECT TO THE SECURITIES, OR AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH ACTS IS THEN APPLICABLE.

REGISTERED HOLDER:                                   ADDRESS:

_____________________________                        __________________________

_____________________________                        __________________________


                                      -3-